Qualcomm and Apple reach multi-year agreement

Global patent license agreement; chipset supply agreement; litigation to be dismissed

- Direct license between Apple and Qualcomm: six years with two-year option to extend
  - Effective as of April 1, 2019
  - Apple will pay royalties to Qualcomm
- Settlement includes a one-time payment from Apple to Qualcomm
- Multi-year chipset supply agreement
- All worldwide litigation will be dismissed and withdrawn, including claims involving Apple's contract manufacturers

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- Contributes to increased stability for licensing business
- Reflects value and strength of Qualcomm's intellectual property

Expect incremental EPS of ~$2.00 as product shipments ramp[1]

[1]Financial impacts include both the global patent agreement and the chipset supply agreement based on current market conditions and are subject to final review of agreements for tax and accounting treatment
Note: We will provide further updates on our second quarter earnings call scheduled for May 1, 2019

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained herein, this presentation contains forward-looking statements that are inherently subject to risks and uncertainties, including but not limited to statements regarding the agreements with Apple providing increased stability for our licensing business and our expectation that such agreements will result in incremental EPS of ~$2.00 as product shipments ramp. Forward-looking statements are generally identified by words such as “estimates,” “guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” and similar expressions. Actual results may differ materially from those referred to in the forward-looking statements due to a number of important factors, including but not limited to: Apple’s product cycles, the timing of iPhone launches and the volume of Apple products sold; commercial network deployments, expansions and upgrades of CDMA, OFDMA and other communications technologies, our customers’ and licensees’ sales of products and services based on these technologies and our customers’ demand for our products and services; competition in an environment of rapid technological change; our dependence on a small number of customers and licensees, which increasingly include a small number of Chinese OEMs; our dependence on the premium-tier device segment; attacks on our licensing business model, including current and future legal proceedings and governmental investigations and proceedings, including potential adverse outcomes relating to the Federal Trade Commission lawsuit against us, and actions of quasi-governmental bodies and standards and industry organizations; potential changes in our patent licensing practices, whether due to governmental investigations, private legal proceedings challenging those practices, or otherwise; the difficulties in enforcing and protecting our intellectual property rights; our ability to extend our technologies, products and services into new and expanded product areas and adjacent industry segments and applications outside of traditional cellular industries; risks associated with operation and control of manufacturing facilities of our joint venture, RF360 Holdings; the continued and future success of our licensing programs, which requires us to continue to evolve our patent portfolio, and which may be impacted by the proliferation of devices in new industry segments, and the need to extend license agreements that are expiring; our dependence on a limited number of third-party suppliers; claims by third parties that we infringe their intellectual property; strategic acquisitions, transactions and investments and our ability to consummate planned strategic acquisitions; our cost plan; our compliance with laws, regulations, policies and standards; our use of open source software; our stock price and earnings volatility; our indebtedness and our significant stock repurchase program; security breaches of our information technology systems or other misappropriation of our intellectual property or proprietary or confidential information; potential tax liabilities; global, regional or local economic conditions or political actions that impact the industries in which we operate; our ability to attract and retain qualified employees; foreign currency fluctuations; and failures in our products or services or in the products or services of our customers or licensees, including those resulting from security vulnerabilities, defects or errors. These and other risks are set forth in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 2018 filed with the SEC. Our reports filed with the SEC are available on our website at www.qualcomm.com. We undertake no obligation to update, or continue to provide information with respect to, any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

We refer to “Qualcomm” for ease of reference. However, in connection with our October 2012 reorganization, Qualcomm Incorporated continues to operate QTL and own the vast majority of our patent portfolio, while Qualcomm Technologies, Inc., its wholly-owned subsidiary, now operates, along with its subsidiaries, all of our products and services businesses, including QCT, and all of our research and development functions.